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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           June 14, 2005
                                                   -----------------------------


                           Acacia Research Corporation
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             (Exact name of registrant as specified in its charter)


            Delaware                   000-26068            95-4405754
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  (State or other jurisdiction       (Commission          (IRS Employer
       of incorporation              File Number)       Identification No.)


     500 Newport Center Drive, Newport Beach, CA               92660
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     (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code         (949) 480-8300
                                                    ----------------------------


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     SECTION 9    FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits. The following exhibits are included with this Form 8-K:

     1.1   vFinance Investments, Inc. Finder's Agreement
     1.2   Waterford Capital Incorporated, Finder's Agreement
     1.3   Brean Murray & Co., Inc. Finder's Agreement


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ACACIA RESEARCH CORPORATION,
                                         a Delaware corporation


Date:  June 30, 2005                     By: /s/ Paul R. Ryan
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                                            Paul R. Ryan,
                                            Chairman and Chief Executive Officer